UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2007

Javelin Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-31114	88-0471759

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

125 CambridgePark Drive, Cambridge Massachusetts	02140

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (617) 349-4500

N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01 Other Events
     On June 19, 2007, Javelin Pharmaceuticals, Inc. issued a press release announcing that, in the first of two Phase 3 studies of Rylomine™, its intranasal morphine product candidate, Rylomine’s primary clinical endpoint was successfully met. A copy of the press release is attached to this report as Exhibit 99.1
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated June 19, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.

	By: Name:	/s/ Daniel B. Carr, M.D. Daniel B. Carr, M.D.
	Title:	Chief Executive Officer

Dated: June 19, 2007